Exhibit 99.1

PRESS RELEASE

GE Announces Expiration and Results of its Debt Tender Offers

GE Announces Expiration and Results of its Offers to Purchase Any and All of Certain of its Outstanding U.S. Dollar Denominated, Euro Denominated and GBP Denominated Notes (Listed on Table I and Table II Below), originally issued by certain of its subsidiaries

•	GE will accept for purchase approximately $2.17 billion (U.S. Dollar equivalent) in GE Capital debt securities, as listed in the tables below, and the offer has now expired
•	Represents continued actions to improve GE’s financial position and accelerate its transformation
•	Including scheduled maturities in the fourth quarter, GE will reduce debt by approximately $16.6 billion in 2020—including approximately $9.6 billion in GE Industrial debt and approximately $7 billion in GE Capital debt—and by approximately $30 billion since the beginning of 2019
•	GE continues to maintain elevated liquidity amid an uncertain environment and remains committed to reducing leverage over time

BOSTON – December 18, 2020 – General Electric Company (NYSE:GE) today announced the expiration and results of its previously announced Offers to purchase for cash any and all of the U.S. Dollar Denominated, Euro Denominated and GBP Denominated Notes listed on (i) Table I below (the “Pool 1 Notes”) and (ii) Table II below (the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Notes”), each originally issued by, as applicable, General Electric Capital Corporation (and assumed by GE), GE Capital European Funding Unlimited Company (formerly GE Capital European Funding), or GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding) (collectively, the “Subsidiary Issuers”).

The Offers for the Pool 2 Notes were conditioned on the aggregate Total Consideration for all Pool 2 Notes (after funding the aggregate Total Consideration for any and all validly tendered and not validly withdrawn Pool 2 Notes of each series having a higher Acceptance Priority Level) tendered in the applicable Offer, not exceeding $1,400,000,000 (or the as-converted equivalent, if applicable, as converted on the basis set forth in the Offer to Purchase), subject to the provisions set forth in the Offer to Purchase (the “Pool 2 Total Purchase Price Condition”).

The offers to purchase with respect to each series of Notes are being referred to herein as the “Offers” and each, an “Offer.” The Notes denominated in U.S. dollars are referred to herein as “Dollar Notes,” Notes denominated in Euros are referred to herein as “Euro Notes” and Notes denominated in Sterling are referred to herein as “Sterling Notes.”

Each Offer was made upon the terms and subject to the conditions set forth in the offer to purchase, dated December 11, 2020 (as may be amended or supplemented from time to time, the “Offer to

Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

Table I: Pool 1 Notes Subject to the Offers
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Previously Outstanding	Principal Amount Tendered (1)	Percent of Outstanding Tendered	Total Consideration (2)
4.625% Notes due 2021†	CUSIP: 36962G4Y7 ISIN: US36962G4Y78	January 7, 2021	$413,441,000	$79,924,000	19.33%	$1,002.85
5.300% Notes due 2021†	CUSIP: 369622SM8 ISIN: US369622SM84	February 11, 2021	$555,499,000	$74,140,000	13.35%	$1,008.12
Floating Rate Notes due 2021*††	CUSIP: — ISIN: XS0254356057	May 17, 2021	€388,125,000	€75,608,000	19.48%	€1,002.00
4.650% Notes due 2021†	CUSIP: 36962G5J9 ISIN: US36962G5J92	October 17, 2021	$555,970,000	$86,621,000	15.58%	$1,037.50
4.350% Notes due 2021*††	CUSIP: — ISIN: XS0273570241	November 3, 2021	€270,187,000	€45,993,000	17.02%	€1,043.75
0.800% Notes due 2022*††	CUSIP: — ISIN: XS1169353254	January 21, 2022	€313,370,000	€61,219,000	19.54%	€1,013.75
3.150% Notes due 2022†	CUSIP: 36962G6F6 ISIN: US36962G6F61	September 7, 2022	$1,085,619,000	$408,913,000	37.67%	$1,048.75
5.980% Notes due 2022*††	CUSIP: — ISIN: XS0388392259	September 16, 2022	€100,000,000	—	0.00%	€1,106.25

Table II: Pool 2 Notes Subject to the Offers
Title of Security	Security Identifier(s)	Acceptance Priority Level	Applicable Maturity Date	Principal Amount Previously Outstanding	Principal Amount Tendered (1)	Percent of Outstanding Tendered	Total Consideration (2)
Floating Rate Notes due 2023†	CUSIP: 36966THT2 ISIN: US36966THT25	1	March 15, 2023	$614,975,000	$177,247,000	28.82%	$1,011.25
Floating Rate Notes due 2023†	CUSIP: 36966TJA1 ISIN: US36966TJA16	2	April 15, 2023	$172,101,000	$19,614,000	11.40%	$1,011.25
2.625% Notes due 2023*††	CUSIP: — ISIN: XS0874840845	3	March 15, 2023	€1,000,000,000	€456,903,000	45.69%	€1,068.75
3.100% Notes due 2023†	CUSIP: 36962G6S8 ISIN: US36962G6S82	4	January 9, 2023	$1,317,584,000	$551,093,000	41.83%	$1,056.25
4.125% Notes due 2023*†††	CUSIP: — ISIN: XS0971723233	5	September 13, 2023	£550,000,000	£225,014,000	40.91%	£1,102.50

___________

*	Admitted to trading on the London Stock Exchange
†	Originally issued by General Electric Capital Corporation and assumed by General Electric Company.
††	Issued by GE Capital European Funding Unlimited Company (formerly known as GE Capital European Funding).
†††	Issued by GE Capital UK Funding Unlimited Company (formerly known as GE Capital UK Funding).
(1)	Not including (i) $510,000 in aggregate principal amount of the 4.625% Notes due 2021, (ii) $55,000 in aggregate principal amount of the 5.300% Notes due 2021, (iii) $617,000 in aggregate principal amount of the 4.650% Notes due 2021, (iv) $2,334,000 in aggregate principal amount of the 3.150% Notes due 2022, (v) $182,000 in aggregate principal amount of the Floating Rate Notes due 2023 (CUSIP: 36966THT2 / ISIN: US36966THT25), (vi) $17,000 in aggregate principal amount of the Floating Rate Notes due 2023 (CUSIP: 36966TJA1 / ISIN: US36966TJA16), and (vii) $946,000 in aggregate principal amount of the 3.100% Notes due 2023, each tendered pursuant to the Guaranteed Delivery Procedures (as defined in the Offer to Purchase), for which delivery of such Notes must be made by 5:00 p.m. (Eastern time), on December 21, 2020.
(2)	Per $1,000, €1,000 or £1,000 principal amount of Notes, as applicable.

The Offers expired at 5:00 p.m. (Eastern time) on December 17, 2020. All Pool 1 Notes validly tendered and not validly withdrawn in the applicable Offer have been accepted for purchase. As previously announced, the Offers for the Pool 2 Notes were conditioned on the Pool 2 Total Purchase Price Condition. Because the aggregate Total Consideration (but excluding the applicable Accrued Coupon Payment) for the series of Pool 2 Notes with Acceptance Priority Level 5 validly tendered and not validly withdrawn in the applicable Offer (after funding the aggregate Total Consideration (but excluding the applicable Accrued Coupon Payment) for any and all validly tendered and not validly withdrawn Pool 2 Notes of each series having Acceptance Priority Levels 1 through 4) did exceed $1,400,000,000 (or the applicable as-converted equivalent, as converted on the basis set forth in the Offer to Purchase), no series of Pool 2 Notes having an Acceptance Priority Level 5 has been accepted for purchase.

GE has accepted for purchase, and expects to pay for, all series of Pool 1 Notes and all series of Pool 2 Notes having Acceptance Priority Levels 1 through 4, in each case validly tendered (and not validly withdrawn) at or prior to the Expiration Date as set forth on Table I and Table II above (an equivalent in U.S. dollars of approximately $2.17 billion in aggregate principal amount of Notes).

$4,661,000 in aggregate principal amount of Notes were tendered pursuant to the Guaranteed Delivery Procedures (as defined in the Offer to Purchase). Acceptance of such Notes remains subject to the valid delivery, at or prior to 5:00 p.m. (Eastern time) on December 21, 2020 (the “Guaranteed Delivery Date”) of such Notes and corresponding documentation, pursuant to the terms and subject to the conditions set forth in the Offer to Purchase.

Holders of Notes that have been accepted for purchase will receive, on December 22, 2020, the applicable Total Consideration set forth on Table I and Table II above for each $1,000 or €1,000 principal amount of Notes, as applicable, which will be payable in cash. GE is authorized to accept and pay for, on behalf of each Subsidiary Issuer, all validly tendered and not validly withdrawn Notes issued by Subsidiary Issuers that are accepted for purchase by GE.

BofA Securities, Inc., Merrill Lynch International, J.P. Morgan Securities LLC and J.P. Morgan Securities plc acted as the Lead Dealer Managers, and CastleOak Securities, L.P., R. Seelaus & Co., LLC and Siebert Williams Shank & Co., LLC acted as Co-Managers, in connection with the Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Offers should be directed to BofA Securities, Inc. at +1 (704) 999-4067 (collect), to Merrill Lynch International at +44 20 7996 5420, to J.P. Morgan Securities LLC at +1 (866) 834-4666 (toll free), +1 (212) 834-3424 (collect), or to J.P. Morgan Securities plc at +44 20 7134 2468 8969.

D.F. King & Co., Inc. was appointed the information agent with respect to the Offers for Dollar Notes (the “Dollar Notes Information Agent”) and the tender agent with respect to the Offers for Dollar Notes (the “Dollar Notes Tender Agent”). Lucid Issuer Services Limited was appointed the information agent with respect to the Offers for Euro Notes and Sterling Notes (the “Euro and Sterling Notes Information Agent” and, together with the Dollar Notes Information Agent, the “Information Agents” and each an “Information Agent”) and the tender agent with respect to the Offers for Euro Notes and Sterling Notes (the “Euro and Sterling Notes Tender Agent” and, together with the Dollar Notes Tender Agent, the “Tender Agents” and each a “Tender Agent”). Questions or requests for assistance in connection with the Offers for the Dollar Notes or for additional copies of the Tender Offer Documents, may be directed to the Dollar Notes Information Agent and the Dollar Notes Tender Agent at +1 (877) 478-5040 (toll free) or +1 (212) 269-5550 (collect), or via e-mail at ge@dfking.com. Questions or requests for assistance in connection with the Offers for the Euro Notes or the Sterling Notes or for additional copies of the Tender Offer Documents, may be directed to the Euro and Sterling Notes Information Agent and the Euro and Sterling Notes Tender Agent at +44 207 704 0880 or via e-mail at ge@lucid-is.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers. All documentation relating to the Offers, including the Offer to Purchase and Notice of Guaranteed Delivery, together with any updates, are available from the applicable Information Agent and the applicable Tender Agent, as set forth below, and are available via the Offer Website: http://www.dfking.com/ge.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer, as applicable.

Unless stated otherwise, announcements in connection with the Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the applicable Information Agent and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the applicable Information Agent and Tender Agent for the relevant announcements relating to the Offers. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes or any other securities of GE or any of its subsidiaries. The Offers were made solely pursuant to the Offer to Purchase. The Offers were not made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to have been made on behalf of GE by the Dealer Managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us, the Subsidiary Issuers or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by us, the Subsidiary Issuers, the Dealer Managers, the Information Agents and the Tender Agents to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (e) of the Financial Promotion Order (such persons together being “relevant persons”).

Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Notes, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

Each Holder participating in the Offers has given certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Notes pursuant to the Offers from a Holder that is unable to make these representations shall not be accepted. Each of GE, the Dealer Managers, the Information Agents and the Tender Agents reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes pursuant to the Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other terms of the Offers; our ability to complete the Offers; the potential impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic, of businesses’ and governments’ responses to the pandemic and of individual factors such as aviation passenger confidence on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes), oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position and businesses; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations and discontinued operations; the amount and timing of required capital contributions to the insurance operations and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets, including through GE Capital Aviation Services to the aviation sector and adverse impacts related to COVID-19; our success in executing and completing asset dispositions or other transactions, including our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions and the expected proceeds and benefits to GE; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses’ global supply chains and strategies; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other customer dynamics such as early aircraft retirements, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, Securities and Exchange Commission (“SEC”) and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, such as the fleet grounding of the Boeing 737 MAX and the timing of its return to service and return to delivery, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; and the other factors that are described in “Risk Factors” in the Offer to Purchase and in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 24, 2020, and under Part II, Item 1A, of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on July 29, 2020, as such descriptions may be updated or amended in any future reports we file with the SEC.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we disclaim and we do not undertake any obligation to update or revise any forward-looking statement in this announcement, except as required by applicable law or regulation.

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